TERMINATION, SETTLEMENT AND FULL RELEASE

This Termination, Settlement and Full Release ("Settlement") is entered into and is effective as of August 12, 2011 by and between **CIP, LLC**, a Kansas limited liability company ("CIP") and **CEELOX, INC.**, a Florida corporation ("Ceelox").

RECITALS

The following recitals are a material part of this Settlement.

A. CIP is the holder of that certain 8% Convertible Promissory Note dated August 17, 2005 in the original principal amount of $500,000.00 (as subsequently amended and extended from time-to-time, the "Note").

B. The current balance of amounts owed under the Note is $300,705.00.

C. The Note is secured by substantially all of the assets of Ceelox, which are identified on Exhibit "A" to the Security Agreement executed contemporaneously with the Note (the "Collateral"), a copy of which Exhibit "A" is attached hereto and incorporated herein.

D. In addition to the obligations owed to CIP under the Note, Ceelox has other loan and contractual obligations to CIP that, if CIP so elected, would require an immediate payment from Ceelox to CIP of approximately $6,574,226.00 (the "Unsecured Obligations"). (The amounts due under the Note and Unsecured Obligations shall be referred to herein collectively as the "Monetary Obligations".)

E. The parties hereto desire to (i) cause the Monetary Obligations to be satisfied or written off, (ii) terminate all agreements executed in connection with all or any part of the Monetary Obligations ("Agreements"), and (iii) settle all existing and/or potential claims relating to or in any way arising out of the Monetary Obligations, Agreements or other transactions or disputes between the parties ("Claims").

AGREEMENT

NOW, THEREFORE, in consideration of the transfer of the Collateral from Ceelox to CIP and the mutual agreements contained herein, the sufficiency of which are hereby acknowledged, CIP and Ceelox hereby agree as follows:

1. Ceelox shall transfer the Collateral to CIP on or before August 12, 2011. In connection therewith, Ceelox shall obtain all necessary third-party approvals and corporate approvals from its board of directors and shareholders, and shall execute and deliver any and all assignments, bills of sale or other transfer documents as may be necessary to cause ownership of the Collateral to be fully and completely conveyed to CIP or as otherwise may be reasonably requested by CIP. In addition, Ceelox shall comply with any and all corporate or other laws that are applicable to this transaction including, but not limited to, compliance with any applicable dissenters or appraisal rights laws.

2. CIP shall mark the Note "satisfied in full", deliver it to Ceelox and execute, deliver and/or file such other termination and/or release documents as may be reasonably requested by Ceelox in connection with the Note and any documents executed or filed in connection with the Note.

3. The Agreements shall be and hereby are terminated effective as of August 12, 2011 and shall be of no further force and effect. The parties shall and hereby do forgive any amounts or other performance due under the Agreements. The parties shall each execute, deliver and/or file such other

termination and/or release documents as may be reasonably requested by the other in connection with the termination of the Agreements.

4. CIP and Ceelox ("Releasing Parties") each do hereby:

(a) Release, acquit and forever discharge the other and its respective successors, assigns, officers, directors, shareholders, vendors, clients, customers, lenders, agents, accountants and attorneys ("Released Parties"), of and from all claims, actions, demands, causes of action, suits, debts, liens, sums of money, accounts, covenants, contracts, agreements, promises, damages, liabilities, penalties or obligations arising out of or based upon the laws of the United States or any state, at common law or in equity, that all or any of the Releasing Parties individually, jointly or severally ever had, now have or which all or any of the Releasing Parties hereafter can, shall or may have for, upon or by any reason of any matter, cause or anything else whatsoever, against the all or any of the Released Parties arising out of, or in any manner relating to all or any part of the Monetary Obligations, Agreements and/or Claims.

(b) Covenant and agree with the Released Parties that none of the Releasing Parties will ever institute or prosecute any suit or action at law, in equity or otherwise against the Released Parties, nor or in any way aid in the institution or prosecution of any claim, demand, action or cause of action for damages, costs, loss of use of funds, expenses or compensation for or on account of any damages or loss, resulting or to result, known or unknown, which all or any of the Releasing Parties or any other third party ever had, now has or which such party, such party's heirs, administrators, executors, successors or assigns hereafter may have or, by reason of any matter, cause or thing whatsoever arising out of or in any way related to all or any part of the Monetary Obligations, Agreements and/or Claims.

(c) Indemnify and hold the Released Parties harmless in connection with any breach of any of such Releasing Party's respective covenants, agreements and/or obligations contained herein.

5. This Settlement is duly executed and the obligations herein set forth are valid and binding obligations enforceable in accordance with the terms hereof. Wherever possible, each provision of this Settlement shall be interpreted in such manner as to be effective and valid under applicable law; but if any provision of this Settlement, or any document executed and delivered pursuant hereto, shall be prohibited by or invalid under such law, such a provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Settlement or any document executed and delivered pursuant hereto. This Settlement shall be deemed to have been made and shall be construed and interpreted in accordance with laws of the State of Kansas.

6. This Settlement contains the entire agreement of the parties hereto with respect to the subject matter hereof. No representations, inducements, promises or agreements, oral or otherwise, between the parties not embodied herein shall be of any force or effect unless contained in a written amendment executed by all parties to be bound thereby.

7. Time is of the essence in performance of the parties' respective obligations herein contained.

8. Each party will promptly execute and deliver or cause to be executed and delivered all such other and further instruments, documents or assurances and promptly do or cause to be done all such other and further things, as may be necessary or reasonably required in order to vest further and more fully in the other party or Released Parties all rights, interests, powers, benefits, privileges and advantages

conferred or intended to be conferred upon the other party or Released Parties by this Settlement or to effect the purposes of this Settlement.

9. Neither the execution and delivery nor the performance of any term of this Settlement shall constitute or be construed as an admission of any liability whatsoever by anyone. Any payment or transfer made hereunder is intended solely to avoid potentially time-consuming and costly foreclosure actions and other litigation.

10. Each party has sought such advice and made such investigation of the Monetary Obligations, Agreements and/or Claims and the terms of this Settlement as it deems necessary or desirable.

IN WITNESS WHEREOF, the parties have caused this Settlement to be executed as of the day and year first above written.

CIP, LLC

By: ______________________________
Name: ____________________________
Title: _____________________________

CEELOX, INC.

By: ______________________________
Name: ____________________________
Title: _____________________________

EXHIBIT "A"

DESCRIPTION OF COLLATERAL

"Collateral" consists of all of Debtor's right, title and interest in and to the following, whether now owned or hereafter acquired and wherever located:

(i) all goods and equipment, including, without limitation, all machinery, fixtures, vehicles (including motor vehicles and trailers), any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions and improvements to any of the foregoing;

(ii) all inventory, including, without limitation, all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products including such inventory as is temporarily out of Debtor's custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above;

(iii) all contract rights (including license rights and option rights) and general intangibles (including payment intangibles);

(iv) all intellectual property rights, accounts, contract rights, royalties, license rights and all other forms of obligations owing to Debtor and arising out of the sale or lease of goods, the licensing of technology or other intellectual property rights or the rendering of services by Debtor, whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by Debtor;

(v) all documents, cash, deposit accounts, securities, securities entitlements, securities accounts, investment property, financial assets, letters of credit, certificates of deposit, instruments and chattel paper and Debtor's books relating to the foregoing;

(vi) all of Debtor's books, records and data relating to any of the foregoing in any form whatsoever and any and all claims, rights and interests in any of the above and all substitutions therefor, additions and accessions thereto and proceeds thereof;

(vii) all rights, remedies, powers and/or privileges of Debtor with respect to any of the foregoing; and

(viii) any and all proceeds and products of the foregoing, including, all money, accounts, general intangibles, deposit accounts, documents, instruments, letter-of-credit rights, investment property, chattel paper, goods, insurance proceeds and any other tangible or intangible property received upon the sale or disposition of any of the foregoing; provided that, to the extent that the provisions of any contract, license or agreement expressly prohibit (which prohibition is enforceable under applicable law) the assignment thereof and the grant of a security interest therein, Debtor's rights in such contract, license or agreement shall be excluded from the foregoing assignment and grant for so long as such prohibition continues, it being understood that upon request of Secured Party, Debtor shall in good faith use commercially reasonable efforts to obtain consent for the creation of a security interest in favor of Secured Party in Debtor's rights under such contract, license or agreement.